STOCKCAR STOCKS MUTUAL FUND, INC.

(formerly Conseco StockCar Stocks Mutual Fund, Inc.)

Supplement dated November 1, 2004

To Prospectus dated January 28, 2004

Contacting the Fund

The contact information for StockCar Stocks Index Fund also has changed.  You may buy or sell shares by mail by contacting the Fund at:

StockCar Stocks Index Fund

c/o Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, OH 44141

You may contact StockCar Stocks Index Fund by phone by calling 1-800- 494-2755.

Changes in Management, Administration and Operation

40|86 Advisors, Inc. (“40|86”), the investment adviser to StockCar Stocks Mutual Fund, Inc. (the “Company”), entered into a purchase agreement with Summit Wealth Management, Inc. (“Summit”) to transfer to Summit its business relating to the management, administration and operation of Conseco StockCar Stocks Index Fund (the “Fund) (the “Transaction”).  The Transaction closed on October 29, 2004.  Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), a transaction that results in a change of control of an investment adviser may be deemed to be an “assignment.”  The Investment Company Act further provides that an investment advisory agreement automatically terminates in the event of its assignment.  As a result, shareholders were asked to consider approval of a new investment advisory agreement for the Fund with Summit.

The new investment advisory agreement was approved by shareholders at a special meeting of shareholders of the Company held on September 16, 2004.  The new investment advisory agreement took effect as of October 29, 2004.  As of November 1, 2004, the Fund will be known as “StockCar Stocks Index Fund”.

Approval of the new investment advisory agreement will result in revisions to the Fund’s prospectus as discussed below.

Information About Summit Wealth Management, Inc.

All references in the Fund’s prospectus to “40|86 Advisors, Inc.” and “40|86” are deleted and replaced with “Summit Wealth Management, Inc.” and “Summit”, respectively.  In addition, the disclosure regarding 40|86 in the section entitled THE DRIVER - The Fund’s Investment Adviser is deleted and replaced with the following:

Summit Wealth Management, Inc. (“Summit”), a registered investment adviser located at 1933 N. Meacham Road, Suite 200, Schaumberg, IL 60173, is a subsidiary of Summit Equity Capital Group.  Summit became the investment adviser to the Fund on October 29, 2004.  Formed in 1987, Summit provides investment advisory services primarily to high net worth individuals and small institutions.  Summit currently manages in excess of $100 million.  The Fund’s portfolio manager has joined Summit and will continue to manage the Fund.

  For its services, Summit receives an annual fee of 0.65% of the Fund’s average daily net assets.  From October 29, 2004 through October 29, 2006, Summit and the Fund’s administrator have contractually agreed to waive fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund’s total operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividend expenses on securities sold short; taxes; and extraordinary and non-recurring expenses) at 1.50% of the Fund’s average daily net assets for that period.  Summit may recover any waived fees or reimbursed operating expenses within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payments without exceeding the 1.50% expense limitation.

For the fiscal year ended September 30, 2003, 40|86 Advisors, Inc., the Fund’s former investment adviser, received no fees for investment advisory services.  This is because 40|86 Advisors, Inc. also agreed to waive receipt of fees and/or pay certain expenses of the Fund to ensure that the Fund’s total annual operating expenses did not exceed 1.50% annually.

Redemption Fee

Effective November 1, 2004, the Board of Directors of the Fund instituted a redemption fee.  The following fee table replaces the fee table in the January 28, 2004 prospectus:

FEES AND EXPENSES

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Up-Front Sales Charge

NONE

Maximum Deferred Sales Charge

NONE

Redemption Fee (if held less than six months)

0.50%

Annual Fund Operating Expenses

 (expenses that are deducted from Fund assets)

Management Fee1

1.05%

Distribution and/or Service (12b-1) Fees2

0.25%

Other Expenses

3.83%

Total Annual Fund Operating Expenses

5.15%

Less: Expense Waivers and/or Reimbursement

3.65%

Net Expenses3

1.50%

1 Management fees include a fee of 0.65% for investment advisory services paid to Summit Wealth Management, Inc. (the "Adviser") and 0.40% for administrative and other services paid to Summit Services, Inc. (the  "Administrator").

212b-1 fees cover a fund’s sales, marketing and promotional expenses.  Because they are paid out of the Fund on an ongoing basis, they increase the cost of your investment the longer you hold Fund shares and may end up costing you more than other types of sales charges.

3 The Adviser and Administrator have agreed through October 29, 2006, to waive fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund’s total operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividend expenses on securities sold short; taxes; and extraordinary and non-recurring expenses) at 1.50% of the Fund’s average daily net assets for that period.  Any waiver or reimbursement of operating expenses is subject to repayment by the Fund within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payment without exceeding the 1.50% expense limitation.

Expense Example

The following example should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR

3 YEARS

5 YEARS

10 YEARS

$ 153

$840

$ 1,901

$ 4,540

The examples take into consideration the Adviser’s and the Administrator’s commitment to waive receipt of fees and/or pay certain expenses of the Fund through October 29, 2006.   If the expense limitation arrangement continues after the two year period, your cost for the three, five and ten year periods would be lower.

The following information replaces Calculating the Proceeds from Your Sale in the section of the Prospectus entitled CHECKERED FLAG:

Calculating the Proceeds of Your Sale:

o

Requests to sell shares are processed at the share price next calculated after we receive your order in proper form, minus any applicable redemption fee.

o

The Fund will deduct a 0.50% redemption fee from your redemption proceeds if you purchase shares and then redeem those shares within six months.  Redemption fees are paid to the Fund, and are designed to deter excessive short-term trading and to offset commissions and other costs associated with fluctuations in Fund asset levels caused by short-term trading.  To calculate the holding period, shares held longest will be treated as being redeemed first, and shares held shortest as being redeemed last.  The redemption fee does not apply to shares that were acquired through reinvestment of distributions (dividends and capital gains).  The Fund may terminate or modify the terms of the redemption fee at any time.

Information about the Administrator

After the closing of the Transaction, Summit Services, Inc., an affiliate of Summit, replaced Conseco Services, LLC as the Fund’s administrator.  As a result, references in the Fund’s prospectus to “Conseco Services, LLC” are deleted and replace with “Summit Services, Inc.”.

This supplement and the Prospectus dated January 28, 2004 provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information dated January 28, 2004, and a supplement dated November 1, 2004, have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  The Statement of Additional Information and the supplement can be obtained without charge by calling the Fund at 1-800- 494-2755.

STOCKCAR STOCKS MUTUAL FUND, INC.

(formerly Conseco StockCar Stocks Mutual Fund, Inc.)

Supplement dated November 1, 2004

To

Statement of Additional Information dated January 28, 2004

40|86 Advisors, Inc. (“40|86”), the investment adviser to StockCar Stocks Mutual Fund, Inc. (the “Company”), entered into a purchase agreement with Summit Wealth Management, Inc. (“Summit”) to transfer to Summit its business relating to the management, administration and operation of Conseco StockCar Stocks Index Fund (the “Fund) (the “Transaction”).  The Transaction closed on October 29, 2004.  As a result of the Transaction, the Statement of Additional Information (“SAI”) is amended as follows:

Information About Summit Wealth Management, Inc.

All references in the SAI to “40|86 Advisors, Inc.” and “40|86” are deleted and replaced with “Summit Wealth Management, Inc.” and “Summit”, respectively.  In addition, the disclosure regarding 40|86 in the section entitled Management- The Adviser is deleted and replaced with the following:

MANAGEMENT

The Adviser

Summit Wealth Management, Inc., (“Summit”) provides investment advice and, in general, supervises the Company’s management and investment program. Summit, a registered investment adviser located at 1933 N. Meacham Road, Suite 200, Schaumberg, IL 60173, is a subsidiary of Summit Equity Capital Group.  Summit became the investment adviser to the Fund on October 29, 2004.  Formed in 1987, Summit provides investment advisory services primarily to high net worth individuals and small institutions.  Summit currently manages in excess of $100 million.  The Fund’s current portfolio manager has joined Summit and will continue to manage the Fund.

The Investment Advisory Agreement, dated as of October 29, 2004, between Summit and the Company provides that Summit will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of Summit.  The Agreement provides that Summit is not protected against any liability to the Fund or its security holders for which Summit shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreement or the violation of any applicable law.

For its services, Summit receives an annual fee of 0.65% of the Fund’s average daily net assets.  From October 29, 2004 through October 29, 2006, Summit and the Fund’s administrator have contractually agreed to waive fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund’s total operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividend expenses on securities sold short; taxes; and extraordinary and non-recurring expenses) at 1.50% of the Fund’s average daily net assets for that period.  Summit may recover any waived fees or reimbursed operating expenses within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payments without exceeding the 1.50% expense limitation.

The Fund may receive credits from its custodian based on cash held by the Fund at the custodian.  These credits may be used to reduce the custody fees payable by the Fund.  In that case, the Adviser’s (and, other affiliates’) agreement to waive fees or reimburse expenses will be applied only after the Fund’s custody fees have been reduced or eliminated by the use of such credits.

For the fiscal year ended September 30, 2003, 40|86 Advisors, Inc., the Fund’s former investment adviser, received no fees for investment advisory services.  This is because 40|86 Advisors, Inc. also agreed to waive receipt of fees and/or pay certain expenses of the Fund to ensure that the Fund’s total annual operating expenses did not exceed 1.50% annually.

Advisory Fees Accrued Fiscal Year Ended September 30			Amount Reimbursed/Waived Fiscal Year Ended September 30
2001	2002	2003	2001	2002	2003
$33,233	$36,371	$31,560	159,550	204,433	$177,176

Approval of Investment Advisory agreement

The Board of Directors met on February 19, 2004 to consider the Transaction and to evaluate the terms and conditions of the proposed Advisory Agreement with Summit.  The Fund’s previous Directors requested and considered a wide range of information provided by Summit and certain of its affiliates.  The Board considered that Summit would waive receipt of its fees and/or assume certain expenses of the Fund to ensure that the Fund’s total annual operating expenses would not exceed 1.50% of the Fund’s average daily net assets for two years following the closing of the Transaction.  The Board also considered a number of other factors, including (1) Summit’s assurance that mutual funds are a core business in a strategic market and would be an integral part of Summit’s continuing asset management growth strategy; (2) the expectation that the Fund’s investment objective, strategies and policies would not change as a result of the Transaction; (3) the expectation that the nature and quality of the investment services provided to the Fund by Summit would be substantially equivalent to the services provided by 40|86 Advisors, Inc.; (4) Summits intention to conform the Advisory Agreement and other arrangements for Fund services to safe harbor provisions of Section 15(f) of the Investment Company Act of 1940; and (5) the potential to expand the distribution of the Fund’s shares.

The Board was informed that Mr. Robert Carter, currently the portfolio manager for 40|86 Advisors, Inc., with day-to-day responsibility for the investment of Fund assets and maintenance of the StockCar Stocks Index (the “Index”), would become an employee of Summit, primarily with respect to managing the Index, as well as providing assistance on the general advisory practices of the firm.  Mr. Carter has served as the Fund’s portfolio manager since the inception of the Fund in September 1998.  The Board considered this continuity of management in concluding that the proposed Transaction was in the best interest of the Fund’s shareholders.

The Board of Directors also considered the possible direct and indirect benefits to Summit from its advisory relationship to the Fund, including the receipt of investment research from broker-dealers who execute portfolio trades for the Fund.  Other benefits which may flow to Summit or other Summit affiliates from the advisory relationship include the benefit to Summit of having increased revenues from advisory fees if the assets of the Fund increase and the benefit of enhancing Summit’s product line by offering Fund shares.

The Board reviewed Summit’s financial reports and other information regarding Summit and Summit affiliates.  In addition, counsel to the Board and the Independent Directors distributed an analysis of the Board’s fiduciary obligations with respect to approving a new advisory agreement.   Based on the Directors' deliberations and their evaluation of the information described above, the Directors, including all of the Independent Directors, unanimously approved the Investment Advisory Agreement with Summit and concluded that the compensation under the Investment Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment.

Information About the Administrator, Custodian, Transfer Agent and Independent Auditors

Disclosure in the SAI under the heading Other Service Providers is deleted and replace with the following:

Other Service Providers

The Administrator.  Summit Services, Inc. (the “Administrator”), an affiliate of Summit, serves as the Fund’s administrator and receives compensation from the Company pursuant to an Administration Agreement dated as of October 29, 2004.  Under that agreement, the Administrator supervises the overall administration of the Fund.  These administrative services include supervising the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.  Pursuant to an Accounting Services Agreement, the Administrator has delegated the performance of the fund accounting services to Mutual Shareholder Services, LLC.  Mutual Shareholder Services, LLC is paid by the Administrator out of its administration fee.

For providing these services, the Administrator receives a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets.  See "The Adviser" above regarding the Administrator's contractual arrangement to waive its fees and/or reimburse Fund expenses.  During 2001, 2002 and 2003, after fee waivers and reimbursements, Conseco Services, LLC, the prior Administrator to the Fund, received no compensation for these services.

Custodian.  US Bank, N.A. (“USB”), acts as custodian for the Fund.  As such, USB holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  USB does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

Transfer Agency Services. Mutual Shareholder Services, LLC (“MMS”) acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and Mutual Shareholder Services, LLC, dated as of October 29, 2004.  Under the agreement, MMS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Fund pays MMS an annual fee, paid monthly, as determined by valuations made as of the close of each business day of the month.

Independent Auditors. PricewaterhouseCoopers LLP, 300 North Meridian Street, Suite 1700, Indianapolis, IN 46204-1767, serves as the Company’s independent auditor.

Information about the Board of Directors of the Company

Disclosure in the SAI regarding the composition of the Board of Directors and the Committees of the Board under the heading Board of Directors and Officers of the Company is deleted and replace with the following:

Board of Directors and Officers of the Company

The Board of Directors of the Company decides upon matters of general policy for the Company.  In addition, the Board of Directors reviews the actions of the Adviser, as set forth in “Management.” The Company’s officers supervise the daily business operations of the Company.

Director Compensation

Each Director who is not an "interested person" of the Company receives an annual retainer fee and a fee for each Board meeting, independent Director meeting or separate committee meeting (that is committee meeting(s) not conducted in conjunction with a Board meeting or independent Director meeting) they attend.  Additionally, each Director receives a fee for Board meetings and separate committee meetings attended that are conducted by telephone.  The Chairman of the Board receives an additional per meeting fee for in-person Board meetings.  The Company also reimburses each Director who is not an "interested person" of the Company for travel and out-of-pocket expenses.  The Company does not have a bonus, pension, profit-sharing or retirement plan.  For the calendar year ended December 30, 2003, each Director, other than the Chairman of the Board Directors, received $11,250 in aggregate compensation from the Company.  The Chairman received $12,000 in aggregate compensation from the Company.

The Board of Directors and officers of the Company, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Directors
Dr. Jess H. Parrish, 76 2692 Madison Road Cincinnati, OH 45208	Director	Indefinite - Since April 2000	Higher Education Consultant; Former President, Midland College; Trustee of other investment companies managed by the 40|86 Advisors, Inc.	One	Trustee of 40|86 Series Trust and 40|86 Strategic Income Fund
Michael McCaw, 54 2692 Madison Road Cincinnati, OH 45208	Chairman of the Board	Indefinite - Since November 2004	Vice Chairman, Belcan Corporation	One	None
George Schnur, 51 2692 Madison Road Cincinnati, OH 45208	Director	Indefinite - Since November 2004	Vice President, JPMorgan Chase	One	None
Officers
Gregory J. Hahn, 43 11825 N. Pennsylvania Street Carmel, IN 46032	President	Since September 2003	Chartered Financial Analyst; Senior Vice President, 40|86 Advisors, Inc.; Trustee of other investment companies managed by 40|86 Advisors, Inc.	N/A	None
Angelo Alleca 200 Mansell Court East Suite 430 Roswell, GA 30076	Vice President & Chief Compliance Officer	Since November 2004		N/A	None
Audrey L. Kurzawa, 36 11825 N. Pennsylvania Street Carmel, IN 46032	Treasurer	Since October 2002	Certified Public Accountant; Controller, 40|86 Advisors, Inc.; Treasurer of other investment companies managed by 40|86 Advisors, Inc.	N/A	None

Committees of the Board

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit Committee	George Schnur Chairperson Dr. Jess H. Parrish Michael McCaw	The Audit Committee meets with the independent auditors periodically to review the results of the audits and report the results to the full Board, evaluates the independence of the auditors, and reviews legal and regulatory matters that may effect the Fund	2

Information about the Distributor

Disclosure in the SAI regarding the distributor under the heading Distribution Arrangements is deleted.